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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2000

                                  SEPRACOR INC.
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             (Exact name of registrant as specified in its charter)

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
            DELAWARE                                0-19410                           22-2536587
  (State or other jurisdiction             (Commission File Number)       (IRS Employer Identification No.)
        of incorporation)

          111 Locke Drive
          Marlborough, MA                                                               01752
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      (Address of principal                                                           (Zip Code)
        executive offices)
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       Registrant's telephone number, including area code: (508) 481-6700

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On April 13, 2000, Sepracor Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Federal Trade Commission closed its investigation under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, of a license agreement (the "Lilly Agreement") with Eli Lilly and Company ("Lilly") under which the Company granted to Lilly exclusive worldwide rights to the Company's patent covering (R)-fluoxetine. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

         The Lilly Agreement became effective on April 14, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 20, 2000                 SEPRACOR INC.

                                        By: /s/ ROBERT F. SCUMACI
                                            ----------------------------------
                                            Robert F. Scumaci
                                            Senior Vice President, Finance
                                            and Administration


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                                  EXHIBIT INDEX

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
EXHIBIT
  NO.             DESCRIPTION
99.1              Press Release dated April 13, 2000.
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